[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

The Investment
Company of America-Registered Trademark-

Annual meeting of shareholders -- July 30, 2004

IMPORTANT NOTICE

The annual meeting of shareholders of The Investment Company of America will take place on July 30, 2004.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND -- AND WILL ALSO HELP YOU AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY THE INTERNET OR TELEPHONE LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

The Investment Company of America

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JULY 30, 2004

TO THE SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:

The annual meeting of shareholders of The Investment Company of America (the "fund") will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Friday, July 30, 2004 at 9:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 15 Directors.

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the fund for the fiscal year ending December 31, 2004.

The Board of Directors has fixed the close of business on June 1, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 14, 2004

IMPORTANT
You can help the fund avoid the expense of follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card. The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

The Investment Company of America
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JULY 30, 2004

The enclosed proxy is solicited by the Board of Directors of the fund in connection with the annual meeting of shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Friday, July 30, 2004, at 9:00 a.m., local time.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote via the internet or telephone in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated directors and the other proposal. Your vote can be revoked at any time before its exercise, either by filing with the fund a written notification of revocation, by delivering a duly executed proxy card or an internet or telephonic vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to "abstain" are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as will broker "non-votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, broker non-votes are not counted as part of the vote necessary to approve the proposals. This Proxy Statement and proxy card was first mailed to shareholders on or about June 14, 2004.

The fund is a fully managed, diversified, open-end investment company that issues different classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information). Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting. At the close of business on June 1, 2004, the record date fixed by the Board of Directors for

                                             The Investment Company of America 1
determination of shareholders entitled to notice of and to vote at the meeting, the outstanding share balances for the various classes of shares were as follows:

CLASS          SHARES OUTSTANDING           CLASS          SHARES OUTSTANDING
--------------------------------------------------------------------------------------
A                            2,064,110,808  529-E                              700,422
--------------------------------------------------------------------------------------
B                              113,388,299  529-F                              127,536
--------------------------------------------------------------------------------------
C                               79,997,289  R-1                                629,571
--------------------------------------------------------------------------------------
F                               37,006,496  R-2                              9,289,569
--------------------------------------------------------------------------------------
529-A                           16,303,256  R-3                             11,949,456
--------------------------------------------------------------------------------------
529-B                            4,235,927  R-4                              2,481,565
--------------------------------------------------------------------------------------
529-C                            5,058,275  R-5                             42,366,907
--------------------------------------------------------------------------------------

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.

The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of May 31, 2004:

                                                              AS %
                                                           OF SHARES
NAME AND ADDRESS                     CLASS  SHARES HELD   OUTSTANDING
----------------------------------------------------------------------
Edward D. Jones & Co.
201 Progress Pkwy.                      A   335,497,544         16.3
Maryland Hts., MO 63043-3009            B    13,156,750         11.6

MLPF&S for the Sole Benefit of its
Customers
800 Deer Lake Dr. E., Fl.2              B     6,793,283          6.0
Jacksonville, FL 32246-6484             C    14,166,948         17.7

Citigroup Global Markets Inc.
333 W. 34th St.                         B     6,950,973          6.1
New York, NY 10001-2402                 C    11,039,603         13.8

Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122            F     2,830,576          7.6

Daytech FBO
Copeland Cook Taylor & Bush PA
P.O. Box 2428
Ridgeland, MS 39158                   R-1        31,898          5.1

CNA Trust Corporation TTEE
FBO IIAA 401K Plan
P.O. Box 5024
Costa Mesa, CA 92628                  R-1        78,213         12.4

Hartford Life Insurance Co.
P.O. Box 2999
Hartford, CT 06104-2999               R-3     1,667,427         14.0

2 The Investment Company of America

The Manufacturers Life Ins. Co. USA
250 Bloor St. East, 7th Fl.
Toronto, Ontario
Canada M4W 1E5                        R-3     1,260,038         10.5

CB&T Trustee For
Pro-Tec Coating Company 401K
c/o Fascorp Inv/Mutual Fund Trading
8515 E. Orchard Rd., #2T2
Greenwood Vlg., CO 80111-5002         R-4       136,434          5.5

Greenleaf Corp. & Savings & Ret.
Pl.
18695 Greenleaf Drive
P.O. Box 1040
Saegertown, PA 16433-1040             R-4       235,135          9.5

State St. Bk. & Tr. Co. TTEE
FBO Martin Marietta Performance
Sharing Plan
105 Rosemont Rd.
Westwood, MA 02090-2318               R-5    33,852,223         79.9

Vanguard Fiduciary Trust FBO
Hanford Operations & Engineering
Plan
P.O. Box 2600
Valley Forge, PA 19482-2600           R-5     2,606,633          6.2

With respect to the election of directors (Proposal 1), the 15 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Fifteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director were elected by shareholders at their last Annual Meeting on August 11, 2003. Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

                                             The Investment Company of America 3

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                Director         1999      Executive Vice                       1            None
60                                                         President, Distribution
                                                           and Business
                                                           Development, Lifetime
                                                           Television; Director and
                                                           former Chairman,
                                                           KCET -- Los Angeles
                                                           (public television
                                                           station); former Senior
                                                           Vice President, fx
                                                           Networks, Inc.: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan                 Director         2000      Founder and President,               3            None
57                                                         M.A.D., Inc.
                                                           (communications
                                                           company); former
                                                           Editor-in-Chief Los
                                                           Angeles Herald Examiner
-----------------------------------------------------------------------------------------------------------------------------------
Martin Fenton                   Director         2000      Managing Director,                  16            None
69                                                         Senior Resource Group,
                                                           LLC (development and
                                                           management of senior
                                                           living communities)
-----------------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller               Director         2002      President and CEO,                  14            None
57                                                         Fuller Consulting, Inc.
                                                           (financial management
                                                           consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez Laporte     Director         2001      Chairman and CEO,                    1      America Movil, SA;
70                                                         Kimberly Clark de                           General Electric
                                                           Mexico, SA                                  Company; Grupo Alfa;
                                                                                                       Grupo Carso; The Home
                                                                                                       Depot; Kellogg
                                                                                                       Company;
                                                                                                       Kimberly-Clark Corp.;
                                                                                                       The Mexico Fund;
                                                                                                       Unilever NV
-----------------------------------------------------------------------------------------------------------------------------------
John G. McDonald                Director         1976      IBJ Professor of                     8      iStar Financial, Inc.;
67                                                         Finance, Graduate School                    Plum Creek Timber Co.;
                                                           of Business, Stanford                       Scholastic
                                                           University                                  Corporation;
                                                                                                       Varian, Inc.;
-----------------------------------------------------------------------------------------------------------------------------------

4 The Investment Company of America

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck               Director         1993      Director and Programming             3            The Nevis Fund, Inc.
60                                                         Chair, WYPR
                                                           Baltimore/Washington
                                                           (public radio Station);
                                                           Senior Associate,
                                                           Financial News (London);
                                                           Senior Fellow, Institute
                                                           for International
                                                           Economics; former Vice
                                                           President, Brookings
                                                           Institution
-----------------------------------------------------------------------------------------------------------------------------------
Richard G. Newman               Director         1996      Chairman and CEO, AECOM             13          Sempra Energy;
69                                                         Technology Corporation                          Southwest Water
                                                           (engineering, consulting                        Company
                                                           and professional
                                                           services)
-----------------------------------------------------------------------------------------------------------------------------------
Olin C. Robison                 Director         1987      President of the                     3            None
68                                                         Salzburg Seminar;
                                                           President Emeritus,
                                                           Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
William J. Spencer              Director         1997      Chairman and CEO,                    1            None
73                                                         SEMATECH (research and
                                                           development consortium);
                                                           Trustee, William Jewell
                                                           College; Associated
                                                           Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(3)
Paul G. Haaga, Jr.              Director         2002      Executive Vice President            17            None
55                                                         and Director, Capital
                                                           Research and Management
                                                           Company; Director, The
                                                           Capital Group Companies,
                                                           Inc.(4); Director,
                                                           American Funds
                                                           Distributors, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------------
James B. Lovelace              Senior Vice       2000      Senior Vice President                2            None
48                            President and                and Director, Capital
                                Director                   Research and Management
                                                           Company
-----------------------------------------------------------------------------------------------------------------------------------

                                             The Investment Company of America 5

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal               Senior Vice       2001      Senior Vice President,               2            None
43                            President and                Capital Research and
                                Director                   Management Company
-----------------------------------------------------------------------------------------------------------------------------------
James F. Rothenberg           President and      2000      President and Director,              3            None
57                              Director                   Capital Research and
                                                           Management Company;
                                                           Director, American Funds
                                                           Distributors, Inc.(4);
                                                           Director, American Funds
                                                           Service Company(4);
                                                           Director, The Capital
                                                           Group
                                                           Companies, Inc.(4);
                                                           Director, Capital Group
                                                           Research, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------------
R. Michael Shanahan          Chairman of the     1998      Chairman of the Board                2            None
65                                Board                    and PEO, Capital
                                                           Research and
                                                           Management Company;
                                                           Director, American
                                                           Funds Distributors,
                                                           Inc.(4); Director,
                                                           The Capital Group
                                                           Companies, Inc.(4);
                                                           Chairman, Capital
                                                           Management Services,
                                                           Inc.(4); Director,
                                                           Capital Strategy
                                                           Research, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(2) These include all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(3) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).
(4)  Company affiliated with Capital Research and Management Company.

6 The Investment Company of America

                         COMPENSATION AND FUND OWNERSHIP

                                                 AGGREGATE COMPENSATION (INCLUDING
                  AGGREGATE COMPENSATION(1)    VOLUNTARILY DEFERRED COMPENSATION(2))                     AGGREGATE DOLLAR RANGE(4)
               (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS MANAGED BY CAPITAL    DOLLAR RANGE(4)    OF SHARES OWNED IN ALL
                  COMPENSATION(2)) FROM THE     RESEARCH AND MANAGEMENT COMPANY         OF FUND SHARES   FUNDS WITHIN THE AMERICAN
               FUND DURING FISCAL YEAR ENDED     OR ITS AFFILIATES(3) DURING FISCAL      OWNED AS OF     FUNDS OVERSEEN BY DIRECTOR
NAME                  DECEMBER 31, 2003            YEAR ENDED DECEMBER 31, 2003      DECEMBER 31, 2003    AS OF DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Louise H.
Bryson                     $67,000(5)                         $67,000(5)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Mary Anne
Dolan                       63,000                            105,000                  Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Martin Fenton               64,000                            215,000                $50,001 - $100,000  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Leonard R.
Fuller                      64,000                            166,000(5)             $10,001 - $50,000   $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Claudio X.
Gonzalez
Laporte                     64,000(5)                          64,000(5)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
John G.
McDonald                    81,000(5)                         271,000(5)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Bailey
Morris-Eck                  64,000                            107,000                $50,001 - $100,000  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Richard G.
Newman                      78,000                            137,000                  Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Olin C.
Robison                     67,000(5)                         110,000(5)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
William J.
Spencer                     79,000(5)                          79,000(5)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

                                             The Investment Company of America 7

                         COMPENSATION AND FUND OWNERSHIP

                                                 AGGREGATE COMPENSATION (INCLUDING
                  AGGREGATE COMPENSATION(1)    VOLUNTARILY DEFERRED COMPENSATION(2))                     AGGREGATE DOLLAR RANGE(4)
               (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS MANAGED BY CAPITAL    DOLLAR RANGE(4)    OF SHARES OWNED IN ALL
                  COMPENSATION(2)) FROM THE     RESEARCH AND MANAGEMENT COMPANY         OF FUND SHARES   FUNDS WITHIN THE AMERICAN
               FUND DURING FISCAL YEAR ENDED     OR ITS AFFILIATES(3) DURING FISCAL      OWNED AS OF     FUNDS OVERSEEN BY DIRECTOR
NAME                  DECEMBER 31, 2003            YEAR ENDED DECEMBER 31, 2003      DECEMBER 31, 2003    AS OF DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(6)
Paul G. Haaga,
Jr.                           None(7)                            None(7)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
James B.
Lovelace                      None(7)                            None(7)             $10,001 - $50,000   Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Donald D.
O'Neal                        None(7)                            None(7)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
James F.
Rothenberg                    None(7)                            None(7)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
R. Michael
Shanahan                      None(7)                            None(7)               Over $100,000     Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

(1) During the 2003 fiscal year, each "non-interested" Director was paid an annual fee of $50,000 plus $2,000 for each Board of Directors meeting attended and $1,000 for each meeting attended as a member of a committee of the Board. Each "non-interested" Director who is a member of the proxy committee received an annual fee of $14,000 for service on the committee.
(2) Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.
(3) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(4) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(5) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: Louise H. Bryson ($280,667), Martin Fenton ($38,375), Claudio X. Gonzalez Laporte ($162,189), John G. McDonald ($949,808), Olin C. Robison ($302,292) and
     William J. Spencer ($586,476). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
(6) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(7) No compensation is paid by the fund to any Director who is affiliated with the Investment Adviser.

8 The Investment Company of America

The fund has an Audit Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent public accountants and the full Board of Directors.

The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald, and Olin Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. See also "Shareholder Proposals."

The fund has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, administrative services agreement, principal underwriting agreement, and plans of distribution under rule 12b-1 that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.

The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues.

There were five Board of Directors, three Audit Committee, three Nominating Committee, one Contracts Committee and five Proxy Committee meetings during the year ended December 31, 2003. All incumbent directors attended at least 80% of all Board meetings and meetings of the committees of which they were members.

                                             The Investment Company of America 9

                                 OTHER OFFICERS

NAME                                                                                                       OFFICER
(POSITION WITH FUND)                                                                                     CONTINUOUSLY
AND AGE                                                          PRINCIPAL OCCUPATION(1)                  SINCE(2)
---------------------------------------------------------------------------------------------------------------------
Gregg E. Ireland                                    Senior Vice President, Capital Research and             1994
(Senior Vice President)                             Management Company
54
---------------------------------------------------------------------------------------------------------------------
Joyce E. Gordon                                     Senior Vice President, Capital Research Company(3)      1998
(Vice President)
47
---------------------------------------------------------------------------------------------------------------------
Anne M. Llewellyn                                   Associate, Capital Research and Management Company      1984
(Vice President)
56
---------------------------------------------------------------------------------------------------------------------
Vincent P. Corti                                    Vice President - Fund Business Management Group,        1994
(Secretary)                                         Capital Research and Management Company
48
---------------------------------------------------------------------------------------------------------------------
Thomas M. Rowland (Treasurer)                       Senior Vice President, Capital Research and             1998
62                                                  Management Company; Director, American Funds
                                                    Service Company(3)
---------------------------------------------------------------------------------------------------------------------
R. Marcia Gould Vice President - Fund Business Management Group, 1993 (Assistant
Treasurer) Capital Research and Management Company
49
---------------------------------------------------------------------------------------------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.
(2) Officers hold office until their respective successors are elected, or until they resign or are removed.
(3)  Company affiliated with Capital Research and Management Company.

No officer, director or employee of the Investment Adviser receives any remuneration from the fund. All directors and officers as a group owned beneficially fewer than 1% of the fund's shares outstanding on June 1, 2004.

10 The Investment Company of America

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent public accountants for the fund for the fiscal year ending December 31, 2004. PwC has served as the fund's independent public accountants since the fund's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Directors of the fund has discussed with PwC representatives the independence of PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees billed to the fund, the Investment Adviser and affiliates of the Investment Adviser providing services to the fund, during each of the fund's last two fiscal years, as follows:

BILLED TO THE FUND:                        2002     2003
----------------------------------------------------------
Audit fees                                $87,000  $97,000
----------------------------------------------------------
Audit-related fees                          1,500     none
  (audit-related fees consist of
assurance and related services
  relating to the fund's investments in
a non-U.S. jurisdiction)
----------------------------------------------------------
Tax fees                                    8,000   10,000
  (tax fees consist of professional
services relating to the
  preparation of the fund's tax returns
including returns
  relating to the fund's investments in
a non-U.S. jurisdiction)
----------------------------------------------------------
All other fees                               none     none
----------------------------------------------------------

BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:   2002     2003
  (includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the funds for engagements that relate directly to the operations and financial reporting of the fund and that were subject to the pre-approval policies described below)
----------------------------------------------------------------------
Audit-related fees                                       none     none
----------------------------------------------------------------------
Tax fees                                                 none     none
----------------------------------------------------------------------
All other fees                                           none     none
----------------------------------------------------------------------

Pre-approval policies: The fund's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the fund, the Investment Adviser, and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and

                                            The Investment Company of America 11
financial reporting of the fund. The Committee will not delegate its responsibility to pre-approve these services to the Investment Adviser. The Committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the fund's accountants, including fees for all services billed to the Investment Adviser and affiliates were $2,086,000 for fiscal year 2002 and $10,000 for fiscal year 2003. The non-audit services represented by these amounts were for assistance with two information technology projects (managed by an affiliate of the Investment Adviser) supporting human resource administration and customer relations for entities other than the fund. This information was brought to the attention of the Committee and considered to be compatible with maintaining the accountants' independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds within the American Funds complex that PwC serves. Billings for these services during the year ended December 31, 2003 totaled $1,238,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the fund, at the fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

12 The Investment Company of America

GENERAL INFORMATION

Capital Research and Management Company is the Investment Adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the fund. The fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

You may obtain a copy of the fund's most recent annual report and semi-annual report without charge, by writing to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 14, 2004

                                            The Investment Company of America 13

[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

[RECYCLE LOGO] Printed on recycled paper.

--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International
Capital Guardian            Capital Bank and Trust

[logo - American Funds (r)]                                     PROXY CARD

                                 THE INVESTMENT
                               COMPANY OF AMERICA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD July 30, 2004


The undersigned  hereby appoints Vincent P. Corti,  Paul G. Haaga, Jr. and Gregg
E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Friday July 30, 2004 at 9:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                      VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                      CONTROL NUMBER:  999 9999 9999 999



CAPITAL BANK AND TRUST
COMPANY AS TRUSTEE
/s/ Thomas J. Hamblin
AUTHORIZED OFFICER


NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature


Signature of joint owner, if any


Date                                                      ICA_13305

[logo - American Funds (r)]                                      PROXY CARD


                                 THE INVESTMENT
                               COMPANY OF AMERICA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 2004


The undersigned  hereby appoints Vincent P. Corti,  Paul G. Haaga, Jr. and Gregg
E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Friday July 30, 2004 at 9:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                          CONTROL NUMBER:  999 9999 9999 999




NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature


Signature of joint owner, if any


Date                                                      ICA_13305

                        THE INVESTMENT COMPANY OF AMERICA


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Election of Directors:

                                                                                FOR        WITHHOLD  FOR ALL
                                                                                ALL        ALL       EXCEPT

01       Louise H. Bryson                   09   Bailey Morris-Eck
02       Mary Anne Dolan                    10   Richard G. Newman
03       Martin Fenton                      11   Donald D. O'Neal
04       Leonard R. Fuller                  12   Olin C. Robison                __         __        __
05       Claudio X. Gonzalez Laporte        13   James F. Rothenberg
06       Paul G. Haaga, Jr.                 14   R. Michael Shanahan
07       James B. Lovelace                  15   William J. Spencer
08       John G. McDonald

     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.



2. Ratification of PricewaterhouseCoopers LLP as independent accountants.

                                                                                FOR        AGAINST  ABSTAIN

                                                                                ___        ___      ___

     In their discretion, upon other matters as may properly come before the meeting.


                                    IMPORTANT

   Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING